CenterState

Banks of Florida, Inc.

CenterState
Banks of Florida, Inc.

NASDAQ: CSFL May 2007

Forward Looking Statement
This presentation contains forward-looking statements, as defined by
Federal Securities Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks of
Florida, Inc. (CSFL).  These statements are provided to assist in the understanding of future financial performance.  Any such statements are based on current expectations and involve a number of risks and uncertainties.  For a discussion of factors that may cause such forward-
looking statements to differ materially from actual results, please refer to CSFL’s most recent Form 10-Q filed with the Securities Exchange
Commission.
CSFL undertakes no obligation to release revisions to these forward-
looking statements or reflect events or circumstances after the date of this presentation.

3 Franchise Overview

CenterState
Banks of Florida, Inc.

CenterState
Banks of Florida, Inc.

Corporate Profile
•
Headquartered in Winter Haven, Florida
•
Nasdaq Symbol: CSFL
•
•
5-bank subsidiary holding company*
•
35 branch banking offices* throughout growth markets in Central Florida
•
Recently completed acquisition of Valrico Bancorp, Inc. on April 2, 2007
•
1  Qtr 2007 Highlights ($ Millions): As Reported: Pro Forma*:
Assets:
Loans: 684 806
Deposits: 890 1,021
Equity: 120 142
Company formed: June 2000
$1,087
* Pro forma for acquisition of Valrico Bancorp, Inc. on 4/2/07.
$1,271
st

CSFL Branch
Valrico Branch
Crestview
Bonifay
Chipley
Pensacola
DeFuniak Springs
Monticello
Tallahassee
Jacksonville
Blountstown
Panama City
Port St. Joe
Apalachicola
Perry
Mayo
Live Oak
Starke
St. Augustine
Gainesville
Palm Coast
Cross City
Trenton
Ocala
Ormond Beach
Port Orange
Lady Lake
Deltona
Leesburg
Sanford
Spring Hill
Orlando
Merritt Island
Clearwater
Tampa
Winter Haven
Palm Bay
St. Petersburg
FLORIDA
Bradenton
Sebring
Fort Pierce
Sarasota
Arcadia
Port St. Lucie
Venice
Port Charlotte
North Fort Myers
Belle Glade
West Palm Beach
Cape Coral
Coral Springs
Delray Beach
Pompano Beach
Pembroke Pines
Miami
The Everglades
Crystal River
Hernando
Beverly Hills
Homosassa Springs
Inverness
Homosassa
CITRUS
Wildwood
Lady Lake
Eustis
LAKE
Leesburg
Mount Dora
SUMTER
Webster
ORANGE
Brooksville
Groveland
Winter Garden
Ocoee
Pine Hills
Orlando
Pine Castle
HERNANDO
Spring Hill
Lake Louisa
Lacoochee
Dade City
Hudson
San Antonio
FLORIDA
Bayonet Point
PASCO
Kissimmee
Campbell
St. Cloud
Zephyrhills
Tarpon Springs
Polk City
Davenport
Lutz
Kathleen
PINELLAS
HILLSBOROUGH
Lake Alfred
OSCEOLA
Palm Harbor
Temple Terrace
Lakeland
Winter Haven
Clearwater
Tampa
Plant City
Eagle Lake
Waverly
Brandon
Largo
Lake Wales
Pinellas Park
Mulberry
Bartow
Babson Park
St. Petersburg
Apollo Beach
Fort Meade
POLK
Frostproof
Ruskin
Sun City Center
Bowling Green

5

CenterState
Banks of Florida, Inc.

Branch Footprint

Experienced Management Team
* Includes years with predecessor bank.
Executive Management
Internal Audit / Compliance
Senior Commercial Loan Officers
54 30 <1 President & CEO, Valrico State Bank Jerry Ball
47 27 14 President & CEO, CenterState Bank Mid Florida Timothy A. Pierson
38 18 8 President & CEO, CenterState Bank of Florida John C. Corbett
52 30 19 President & CEO, CenterState Bank Central Florida Thomas E. White
63 40 17 Senior Vice President & COO George H. Carefoot
55 24 8 Senior Vice President & CFO James J. Antal
59 43 8 Chairman, President & CEO Ernest S. Pinner
Age
Years in
Banking
Years with
CSFL* Title Name
50 26 5 Senior Lenders (20)
Title
Avg
Age
Avg Years
in Banking
Avg Years
with CSFL*
46 (Avg) 22 (Avg) 4 (Avg) Auditor/Compliance/Loan Review Staff (4)
61 43 7 Senior Vice President & Chief Internal Auditor J. Wayne Stewart
Age
Years in
Banking
Years with
CSFL* Title Name

Business Strategy
• Maintain local decision making
• Emphasize relationship banking
• Develop a network of profitable banks in high-growth markets in
Central Florida
• Disciplined approach to loan and deposit growth
• Leverage our investment in our branch network
• Continue to take advantage of merger turmoil in Florida

PASCO
Land O' Lakes
Zephyrhills
Polk City
Lutz
Kathleen
Gibsonia
Lake Alfred
Village
Hillsborough
FLORIDA
Auburndale
Lake Carroll
Thonotosassa
Lake Thonotosassa
Inwood
Winter Haven
Winston
Lakeland
Temple Terrace
Seffner
City
Orient Park
Mango
Medulla
Eagle Lake
Highland City
Tampa
HILLSBOROUGH
Willow Oak
Mulberry
Bloomingdale
Bartow
Gibsonton
Riverview
Alafia
Apollo Beach
Fort Meade
Sun City Center
Ruskin
Wimauma
Little Manatee
Bay
Bowling Green
MANATEE
HARDEE
Wauchula
Ellenton

CenterState
Banks of Florida, Inc.

Acquisition of Valrico Bancorp, Inc.
Valrico Branch
TRANSACTION OVERVIEW
Close Date 4/2/2007
Deal Value $36.1 million
Consideration Mix 65% Stock
Price / Earnings (2006) 19.3 x
Price / Book 221.4%
Core Deposit Premium 17.9
FINANCIAL HIGHLIGHTS
Assets $161.5 million
Loans 122.1
Deposits 130.6
ROAA (2006) 1.24%
ROAE (2006) 13.26
Net Interest Margin (1Q 07) 4.93
Efficiency (1Q 07) 67.35
NPAs / Assets 0.01
Reserves / Loans 1.32
Loans / Deposits 93.54
Tangible Equity / Assets 10. 10
Source:  SNL Financial, FDIC and Company reports.
Deal Value and pricing multiples at close.
Data as of 04/02/07 unless otherwise noted.

Strong Market Share
Counties of Operation
Source: SNL Financial.
Deposit data as of 6/30/06; pro forma for acquisition of Valrico Bancorp, Inc.
Market share data for Citrus, Hernando, Hillsborough, Lake, Osceola, Pasco, Polk and Sumter Counties, Florida.
Excludes Orange County in which CSFL has $33 million in deposits and 2 branches.
Osceola County - (Orlando MSA)
# 3 in market share (8.4%)
2nd fastest growing county in Florida
2006 - 2011 population growth of  38.3%
5 branches
Polk County - (Lakeland MSA)
# 5 in market share (5.5%)
2006 - 2011 population growth of  11.9%
12 branches
Sumter County - (The Villages MSA)
# 5 in market share (5.0%)
7th fastest growing county in Florida
2006 - 2011 population growth of  28.9%
2 branches
Pasco County - (Tampa MSA)
# 9 in market share (2.2%)
8th fastest growing county in Florida
2006 - 2011 population growth of  25.1%
3 branches
Deposits Market
Rank Institution ($000s) Share Branches
1 Bank of America Corp. (NC) 9,191,252 22.37% 103
2 Wachovia Corp. (NC) 8,218,794 20.00 115
3 SunTrust Banks Inc. (GA) 7,597,060 18.49 130
4 Regions Financial Corp. (AL) 2,516,248 6.12 83
5 Colonial BancGroup Inc. (AL) 2,261,722 5.50 41
6 CenterState Banks of Florida (FL) 957,218 2.33 33
7 BB&T Corp. (NC) 735,384 1.79 20
8 Citrus & Chemical Bancorp. (FL) 731,620 1.78 10
9 South Financial Group Inc. (SC) 715,293 1.74 17
10 Tampa Banking Company (FL) 709,287 1.73 10

Market Demographics
•
4 of our 9 counties rank in the top 10
fastest growing counties in Florida
CSFL Counties
2006 - 2011 Projected Population Growth (%)
CenterState Banks of Florida, Inc. 21.5%
Bank of Florida Corporation 18.7
Seacoast Banking Corporation of Florida 13.8
TIB Financial Corp. 10.2
BankUnited Financial Corporation 9.7
BankAtlantic Bancorp, Inc. 9.4
Capital City Bank Group, Inc. 8.3
Florida 12.9%
Southeast 9.0
United States 6.7
2006 - 2011
Population Growth (%)
Osceola 38.3%
Lake 29.6
Sumter 28.9
Pasco 25.1
Hernando 18.9
Orange 15.8
Citrus 14.2
Hillsborough 13.8
Polk 11.9
Source: SNL Financial.
CSFL pro forma for acquisition of Valrico Bancorp, Inc.
Population deposit weighted by county as of 6/30/06.
Southeast includes AL, AR, FL, GA, KY, LA, MS, NC, SC, TN, VA and WV.

Newberry
Gainesville
Beach
Fort Matanzas
Palm Coast
Cross City
Trenton
Satsuma
Palatka
Flagler Beach
Hawthorne
Welaka
Bunnell
Bronson
Chiefland
Fruitville
Crescent City
Seville
Ormond-by-the-Sea
Ormond Beach
Williston
Anthony
Daytona Beach
Fellowship
Pierson
Ocala
Astor
De Leon Springs
Cedar Key
Dunnellon
Belleview
Port Orange
Citrus Springs
DeLand
Samsula
Glencoe
Lake Helen
Hernando
Eustis
Deltona
Mosquito Lagoon
Atlantic Ocean
Citrus
Sanford
Floral City
Winter Springs
Altamonte Springs
Mims
Hernando
Sumter
Lake
Oviedo
Gulf of Mexico
Brooksville
Groveland
Goldenrod
Titusville
Pine Hills
Orlando
Spring Hill
Lake Louisa
Sharpes
Lacoochee
Tangelo Park
Dade City
Orange
Merritt Island
Cape Canaveral
Bayonet Point
Pasco
Polk
Campbell
Kissimmee
Cocoa Beach
South Patrick
Polk City
Anclote
Elfers
Kathleen
Haines City
Osceola
Palm Harbor
Thonotosassa
Lakeland
Juno Park
Melbourne
Winter Haven
Malabar
Clearwater
Safety Harbor
Palm Bay
Brandon
Micco
Eagle Lake
Tampa
Pinellas Park
Bartow
Babson Park
Fellsmere
Florida's Turnpike
Indian River Shores
Bay Pines
Hillsborough
Frostproof
St. Petersburg
Vero Beach
Ruskin
Bowling Green
Fort Meade
Gifford
Avon Park
Ellenton
Wauchula
Sebring
Lakewood Park
Bradenton
Fort Pierce
Cortez
Zolfo Springs
Kissimmee
Sarasota
Myakka City
Lake Placid
River Park
Port St. Lucie
Bee Ridge
Okeechobee
Palm City
Arcadia
Buckhead Ridge

CenterState
Banks of Florida, Inc.

11 Market Demographics CSFL Branch '06 - '11 Pop Growth > 25% 15% - 25% 10% - 15%

12 Operating Results

Solid Operating Results
Quarterly Financial Performance & Condition
($ in thousands, except per share data)
Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07
Operating Results:
Net Interest Income $8,264 $9,581 $9,636 $9,622 $9,598
Net Interest Margin 4.20% 4.29% 4.12% 4.09% 4.09%
ROAA 0.84 0.89 0.87 0.84 0.69
ROAE 7.46 7.99 7.87 7.46 6.17
Efficiency 68 66 67 70 72
Diluted Earnings per Share $0.17 $0.19 $0.20 $0.19 $0.16
Balance Sheet Data:
Assets $1,004,713 $1,028,630 $1,024,690 $1,077,102 $1,086,818
Loans 599,884 621,638 637,684 657,963 684,141
Deposits 829,667 855,031 845,849 892,806 889,638
Equity 109,927 111,072 114,812 117,332 119,716
Loans / Deposits 72.3% 72.7% 75.4% 73.7% 76.9%
Equity / Assets 10.9 10.8 11.2 10.9 11.0
Book Value per Share $9.91 $10.00 $10.32 $10.54 $10.71

2002 - 2006 CAGR: 18.5%

CenterState
Banks of Florida, Inc.

Loan Portfolio
•
80% of our portfolio is secured by real estate
•
Our top ten relationships account for about 6% of loans
•
46% variable rate versus 54% fixed rate
•
C&D loans represent 10% of total portfolio
($ Millions)
Consumer & Other
Commercial
Construction, Development,
& Land
Commercial Real Estate
Residential Real Estate
0
150
300
450
600
750
2002 2003 2004 2005 2006 Q1 '07
186
334
414
441
517
658
56
77
69
297
684

Credit Quality
Net Charge – Offs / Avg Loans (%) &
Reserves / Loans (%)
NPAs / Assets (%)
Nonperforming assets include assets 90 days or more past due.
0.13
0.12
0.07
0.05
0.08
0.00
1.17
1.29
1.12
1.22
1.12
1.26
0.00
0.35
0.70
1.05
1.40
2002 2003 2004 2005 2006 Q1 '07
NCOs / Avg Loans Reserves / Loans
0.30
0.27
0.17
0.18
0.06
0.14
0.00
0.15
0.30
0.45
2002 2003 2004 2005 2006 Q1 '07

2002 - 2006 CAGR: 19.3%

CenterState
Banks of Florida, Inc.

Deposit Composition
•
Approximately 23% of our deposits are non-interest bearing
checking accounts
•
2002 – 2006 CAGR for non-interest bearing demand of 29%
•
Q1 ’07 cost of funds of 2.95% vs. 3.53% for peers
($ Millions)
CDs
Money market & savings accounts
Demand - interest bearing
Non-interest bearing deposits
0
200
400
600
800
1000
2002 2003 2004 2005 2006 Q1 '07
162
115
203
410
441
538
660
717
893
890

Low Cost Funding
Fed Funds Rate (%)
Cost of Funds (%)
5.25
5.25 5.25
5.25
4.75
4.25
3.75
3.25
2.75
2.25
1.75
1.25
1.00
0.00
1.35
2.70
4.05
5.40
Q1 '04 Q3 '04 Q1 '05 Q3 '05 Q1 '06 Q3 '06 Q1 '07
2.77
2.78
2.59
2.16
1.23
1.17
1.26
1.26 1.28
1.39
1.56
1.67
1.84
2.95 2.89
2.72
2.35
1.25
1.19
1.30 1.32 1.37
1.51
1.70
1.85
2.03
0.00
0.75
1.50
2.25
3.00
Q1 '04 Q3 '04 Q1 '05 Q3 '05 Q1 '06 Q3 '06 Q1 '07
Cost of Deposits Cost of Funds

Liquidity
Loans / Deposits (%)
Peer group includes BOFL, BBX, BKUNA, CCBG, SBCF and TIBB.
Peer data for the most recent quarter available.
76
90
77
99
67
96
72
99
74
100
77
107
55
65
75
85
95
105
115
2002 2003 2004 2005 2006 Q1 '07
CSFL Peers

Margin Expansion & Net Interest Income Growth
Net Interest Income ($ Millions) Net Interest Margin (%)
• Margin was flat from Q4 ’06 to Q1 ’07
• We have initiated incentive and other marketing plans focusing on core deposit growth
8.26
9.58 9.64
9.62 9.60
6.00
7.00
8.00
9.00
10.00
Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07
4.20
4.29
4.12
4.09
4.09
3.55
3.75
3.95
4.15
4.35
Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07

Improving Efficiencies
Efficiency Ratio (%)
• On average, each new full service branch breaks even at $10 - $11 million in deposits
• We anticipate opening a branch in Hillsborough County during Q2 ’07
Deposits per Branch ($ Millions)
75
76 76
67
68
72
60
65
70
75
80
2002 2003 2004 2005 2006 Q1 '07
Branches
Opened:
3
4*
2
1
3 1
* Pro forma for acquisition of Valrico Bancorp, Inc. * Freedom branches; 2 of the freedom branches were closed in 2006.
21.0
21.5
26.4
27.6
29.8
28.8
0.0
8.5
17.0
25.5
34.0
2002 2003 2004 2005 2006 Q1 '07*

2002 - 2006 CAGR: 37.5%

2002 - 2006 CAGR: 16.3%

CenterState
Banks of Florida, Inc.

Financial Performance
Net Income ($ Millions) Earnings Per Share ($)
0.00
2.00
4.00
6.00
8.00
10.00
2002 2003 2004 2005 2006 Q1 '06 Q1 '07
4.37
2.63
2.37
6.33
8.46
1.81 1.81
0.00
0.21
0.42
0.63
0.84
2002 2003 2004 2005 2006 Q1 '06 Q1 '07
0.57
0.39
0.41
0.66
0.75
0.17 0.16

22 Investment Highlights

Investment Highlights
Market Capitalization (3/31/07): $220 million*
Institutional Ownership: 20%
Insider Ownership: 20
# of Registered Shareholders: 1,112**
Free Float Shares: Approximately 9.9 million shares
Price Performance
*Pro forma for acquisition of Valrico Bancorp, Inc. on 4/2/07.
**As reported by Transfer Agent.
S&P 500 Nasdaq Bank
Time Horizon CSFL Index Index
YTD 5/16/07 (22.2) % 6.9% (5.6) %
3-Year 82.9 26.2 10.7
5-Year 91.0 23.9 40.1
3 and 5 year price performance as of March 31, 2007.

• Our shareholder value is built upon our
employees,                          earnings growth over time,
maintaining                  assets and building share in our
• Our long-term vision is to be a
Central Florida bank known as the preeminent community
bank in our markets
• We remain focused on                        credit underwriting
and execution of our corporate strategy
growth markets
quality
sustainable
dedicated
Building Shareholder Value
multi-billion dollar
disciplined

25 NASDAQ: CSFL May 2007